UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 07, 2023

CBL & ASSOCIATES PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee		37421-6000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 855-0001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously reported, effective August 18, 2020, CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) entered into Executive Employment Agreements with certain executive officers including four of the five individuals who currently qualify as Named Executive Officers of the Company (“NEOs”) pursuant to Securities and Exchange Commission (“SEC”) rules (Stephen D. Lebovitz, Chief Executive Officer; Michael I. Lebovitz, President; Katie A. Reinsmidt, Executive Vice President – Chief Operating Officer; and Jeffery V. Curry, Chief Legal Officer and Secretary), which later were amended and restated effective March 21, 2021 (the “Executive Employment Agreements”). As also previously reported, effective September 1, 2022, the Company entered into an Employment Agreement with current Executive Vice President – Chief Financial Officer Benjamin W. Jaenicke, with terms similar to the Amended and Restated Employment Agreements with our other senior executives, in connection with Mr. Jaenicke’s employment as Executive Vice President – Finance simultaneously with the announcement of the Company’s CFO transition plan (the “CFO Employment Agreement”).

Effective November 7, 2023, the Company’s Compensation Committee approved a further amendment and restatement of these agreements (to create a Second Amended and Restated version of each of the Executive Employment Agreements and an Amended and Restated version of the CFO Employment Agreement with Mr. Jaenicke), the purpose of which, rather than making substantive changes to the prior agreements, is to clarify certain terms and, in the case of the Executive Employment Agreements, eliminate cross-references to the terms of certain contemporaneous arrangements entered into in connection with the Company’s Chapter 11 restructuring which have become obsolete.

The terms of these further amended and restated employment agreements with the Company’s five NEOs remain the same as those described (i) in the proxy statement for the Company’s 2023 Annual Meeting of Shareholders (in the case of the Executive Employment Agreements) and (ii) in the Company’s Current Report on Form 8-K dated September 1, 2022 (in the case of the CFO Employment Agreement), except as follows:

Term:

Initial term runs from August 18, 2020 through April 1, 2024 (from September 1, 2022 through April 1, 2024, in the case of the CFO Employment Agreement), with clarifications to more clearly indicate that automatic renewals will occur for successive 1‑year terms (including any such renewals, the “Term”) unless either the executive or the Company provides a written notice of termination to the other party at least 120 days prior to the end of the applicable Term.

Annual and Long-Term Incentives

Obsolete references in the Executive Employment Agreements to annual and long-term incentive programs in place during the Chapter 11 restructuring have been replaced with references to the Company’s current Annual Incentive Plan (AIP) and Long-Term Incentive Program (LTIP) for executive officers.

Change of Control Definition	Clarifying that the definition of a “Change of Control” for all purposes under these agreements is as set forth in the Company’s 2021 Equity Incentive Plan.
Severance:

While not changing the amount of potential severance payments applicable to any NEO, these changes eliminate stale cross-references in the Executive Employment Agreements to the terms of the Company’s former Key Employee Retention Program (KERP) to determine severance payments by instead substituting the applicable dollar amounts for each executive. As revised, the agreements clearly provide that, if the executive’s employment is terminated either (A) by the Company without Cause or (B) by the executive for Good Reason following a Change in Control, severance will be twice (2x) the sum of (i) the executive’s then-current annual base salary plus (ii) a specified target bonus amount for each executive (which amounts are $953,000 for Chief Executive Officer Stephen D. Lebovitz; $338,000 for Chief Financial Officer Benjamin W. Jaenicke; $313,000 for President Michael I. Lebovitz; $300,000 for Chief Operating Officer Katie A. Reinsmidt; and $201,000 for Chief Legal Officer and Secretary Jeffery V. Curry).

Delete Additional Stale Chapter 11 Reference	For the Executive Employment Agreements, deletes stale conditional statement referencing the now concluded Chapter 11 proceedings in relation to the effectiveness of those agreements.

For purposes of the provisions summarized above, the terms “Cause” and “Good Reason” have the meanings described in the summary of the Executive Employment Agreements in the Company’s 2023 proxy statement.

Additionally, in connection with its annual review of executive salaries, the Compensation Committee approved management’s recommendation to increase the annual base salary of Katie A. Reinsmidt, effective January 1, 2024, to $350,000, in light of the additional responsibilities related to her May 2023 promotion to Executive Vice President – Chief Operating Officer.

Apart from the changes described above (i) the material terms of the Second Amended and Restated Employment Agreements for the Company’s Chief Executive Officer, President, Executive Vice President – Chief Operating Officer and Chief Legal Officer and Secretary remain the same as those previously described in the Company’s 2023 proxy statement and (ii) the material terms of the Amended and Restated Employment Agreement for the Company’s Executive Vice President – Chief Financial Officer remain the same as those previously described in the Company’s Current Report on Form 8-K dated, and filed on, September 1, 2022.

The foregoing summary descriptions of (i) the Second Amended and Restated Executive Employment Agreements for all NEOs other than the Executive Vice President - Chief Financial Officer and (ii) the Amended and Restated Employment Agreement for the Executive Vice President – Chief Financial Officer are not complete, and are qualified in their entirety by reference to the full text of the form of such agreements which is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Form of Second Amended and Restated Employment Agreement entered into November 7, 2023 with certain Company executives [titled Amended and Restated Employment Agreement for the Executive Vice President - Chief Financial Officer]. Filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

Date:	November 13, 2023	By:	/s/ Jeffery V. Curry
Jeffery V. Curry Chief Legal Officer and Secretary